UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2026

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on April 13, 2026, Leggett & Platt, Incorporated, a Missouri corporation (the “Company”) and Somnigroup International Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Parent, Sparrow Unity Corporation, a Missouri corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent.

On June 3, 2026 at 11:59 p.m., Eastern Time, the required 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired.

The Company expects the transaction to close by year-end 2026, subject to the fulfillment or waiver of certain conditions, including, among others, (i) the adoption of the Merger Agreement and approval of the Merger by the shareholders of the Company, (ii) the receipt of all clearances, consents and approvals under certain specified competition laws in Canada, the European Union, the United Kingdom, and the Republic of Korea, as well as under applicable foreign investment laws in Austria; (iii) the effectiveness of a registration statement on Form S-4 to be filed by Parent with the Securities and Exchange Commission (“SEC”) and the absence of any stop order or pending proceeding with respect thereto; and (iv) the absence of any material adverse effect with respect to Parent and the Company since the date of the Merger Agreement.

FORWARD-LOOKING STATEMENTS

This Current Report, including the information incorporated by reference herein, contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include information concerning one or more of Parent’s and the Company’s plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this Current Report, the words “will,” “targets,” “expects,” “anticipates,” “plans,” “proposed,” “intends,” “outlook,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to Parent’s expectations regarding the impact of the proposed transaction on Parent’s brands, products, customer base, results of operations, or financial position, its share repurchases, adjusted EPS, net leverage, operating cash flow, net income, future performance, cost and run-rate synergies, funding sources, expected capital structure, the financial impact of the Company’s existing long-term debt, ability to deleverage after the proposed transaction, the expected timing and likelihood of completion of the proposed transaction, the integration of the Company with Parent’s business and personnel and Parent’s and the Company’s post-acquisition financial reporting. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that these expectations or beliefs will prove correct.

Numerous factors, many of which are beyond Parent’s and the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include risks associated with the Company’s ongoing operations; the ability to obtain the requisite Company shareholder approval; the risk that Parent or the Company may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk of delays in completing the proposed transaction; the ability to successfully integrate the Company into Parent’s operations and realize synergies from the proposed transaction and the expected run-rate of such synergies; the possibility that the expected benefits of the acquisition are not realized when expected or at all; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Parent common stock or Company common stock; the risk of litigation related to the proposed transaction; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector, as well as consumer confidence and the availability of consumer financing; the impact of the macroeconomic environment in both the U.S. and internationally on Parent and the Company; uncertainties arising from national and global events; industry competition; the effects of consolidation of retailers on revenues and costs; consumer acceptance and changes in demand for Parent’s and the Company’s products; and other risks inherent in Parent’s and the Company’s businesses.

All such factors are difficult to predict, are beyond Parent’s and the Company’s control and are subject to additional risks and uncertainties, including those detailed in Parent’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in the Company’s annual report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each as defined below) that Parent and the Company intend to file with the SEC in connection with the proposed transaction. There may be other factors that may cause Parent’s and the Company’s actual results to differ materially from the forward-looking statements. Neither Parent nor the Company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This Current Report is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Parent intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of the Company and that will also constitute a prospectus of Parent with respect to the shares of Parent common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, the Company. Each of Parent and the Company may also file other relevant documents with the SEC regarding the proposed transaction.

This Current Report is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that Parent or the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARENT AND THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about Parent and the Company, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Parent will be available free of charge on Parent’s website at https://somnigroup.com/investor-resources/financials/sec-filings/default.aspx. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge on the Company’s website at https://leggett.gcs-web.com/financials/sec-filings. The information included on, or accessible through, Parent’s or the Company’s website is not incorporated by reference into this Current Report.

PARTICIPANTS IN THE SOLICITATION

Parent, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. You can find information about Parent’s executive officers and directors in Parent’s definitive proxy statement filed with the SEC on March 31, 2026, under the section entitled “Proposal No. 1 — Election of Directors - Executive Officers,” “Proposal No. 1 — Election of Directors - Nominees to Board of Directors,” “Stock Ownership – Stock Ownership of Certain Beneficial Owners and Directors and Executive Officers,” “Executive Compensation and Related Information - Compensation of Executive Officers” and “Director Compensation.” You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under the section entitled “Supplemental Item: Information About our Executive Officers” and “Directors, Executive Officers and Corporate Governance,” and in the Company’s definitive proxy statement filed with the SEC on April 7, 2026, under the sections entitled “Corporate Governance and Board Matters — Director Compensation,” “Proposals to be Voted On at the Annual Meeting — Proposal One: Election of Directors,” “Executive Compensation and Related Matters — Compensation Discussion & Analysis” and “Security Ownership — Security Ownership of Directors and Executive Officers.” Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: June 4, 2026	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis Executive Vice President – General Counsel

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